Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, I, Robert D. Glynn, Jr., Chairman, Chief Executive Officer and President of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

ROBERT D. GLYNN
_________________________
ROBERT D. GLYNN, JR.
Chairman, Chief Executive Officer and
President

May 4, 2004

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, I, Peter A. Darbee, Senior Vice President and Chief Financial Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in such Quarterly Report on Form 10-Q of PG&E Corporation for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

PETER A. DARBEE
_______________________
PETER A. DARBEE
Senior Vice President and
Chief Financial Officer

May 4, 2004